EXHIBIT 99.1

MTBC Announces $1,000,000 Stock Repurchase Program

SOMERSET, N.J., Jan. 27, 2016 (GLOBE NEWSWIRE) -- MTBC (NASDAQ:MTBC), a leading provider of proprietary, web-based electronic health records, practice management and mHealth solutions, today announced that its Board of Directors approved a one-year $1,000,000 program to repurchase shares of MTBC's common stock. The company’s previous share repurchase program expired on January 17, 2016.

"The stock repurchase program reflects our strong confidence in MTBC's growth prospects, strategy and ability to generate long-term shareholder returns," said Mahmud Haq, Chairman and Chief Executive Officer. "Our current stock price presents us with an exciting opportunity to repurchase MTBC shares at attractive prices and thereby return value to existing shareholders," he added.

MTBC's stock repurchase program allows MTBC to repurchase shares in open-market purchases in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. Repurchases will depend upon a variety of factors including price, market conditions, volume limitations on purchases and other regulatory requirements, and other corporate considerations, as determined by MTBC's management team. The repurchase program does not require the purchase of any minimum number of shares and may be modified, suspended or discontinued at any time. The Company will finance the stock repurchases with existing cash balances.

Investors who are interested in selling blocks of shares through the stock repurchase program can contact Bill Korn, Chief Financial Officer, at (732) 873-5133 x 133, or Eugene Bodo at Boenning & Scattergood, Inc. at (610) 862-5368.

About Medical Transcription Billing, Corp.

Medical Transcription Billing, Corp. is a healthcare information technology company that provides a fully integrated suite of proprietary web-based solutions, together with related business services, to healthcare providers practicing in ambulatory care settings. Our integrated Software-as-a-Service (or SaaS) platform helps our customers increase revenues, streamline workflows and make better business and clinical decisions, while reducing administrative burdens and operating costs. For additional information, please visit our website at www.mtbc.com.

Forward-Looking Statements
This press release contains various forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "plan", "potential", "predict", "project", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors are including, but not limited to the Company's ability to manage growth; integrate acquisitions; effectively migrate and keep newly acquired customers and other important risks and uncertainties referenced and discussed under the heading titled "Risk Factors" in the Company's filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements contained in this press release are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Contact:
Amritpal Deol,
Vice President and General Counsel
MTBC
adeol@mtbc.com
(732) 873-5133 x 141